UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – October 30, 2013

The First of Long Island Corporation
(Exact Name of Registrant as Specified in Charter)

New York	001-32964	11-2672906
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York	11545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On October 30, 2013, The First of Long Island Corporation issued a press release disclosing material non-public information regarding the Corporation’s financial condition as of September 30, 2013 and its results of operations for the nine and three month periods then ended.  The press release is furnished as Exhibit 99.1 to this Form 8-K filing.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1 - Press release dated October 30, 2013 regarding the Corporation’s financial condition as of September 30, 2013 and its results of operations for the nine and three month periods then ended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation
(Registrant)

Date: October 30, 2013	By: /s/ Mark D. Curtis
Mark D. Curtis
Executive Vice President, Chief Financial Officer and Treasurer
(principal financial officer and principal accounting officer)